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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
PURSUANT TO SECTION 12(b) OR (g) OF THE
SECURITIES EXCHANGE ACT OF 1934

COMSTOCK HOMEBUILDING COMPANIES, INC.
(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation or Organization)	20-1164345 (I.R.S. Employer Identification Number)
11465 Sunset Hills Road, Suite 510 Reston, Virginia (Address of principal executive offices)	20910 (Zip Code)

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box. ☒
If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box. ☐

Securities Act registration statement file number to which this form relates: 333-118193

Securities to be registered pursuant to Section 12(b) of the Act:

Title of Each Class to be so Registered	Name of Each Exchange on Which Each Class is to be Registered
Class A Common Stock, $0.01 Par Value	Nasdaq National Market

Securities to be registered pursuant to Section 12(g) of the Act: None

Item 1.    Description of Registrant's Securities to be Registered.

        Incorporated by reference to the section entitled "Description of Capital Stock" in the Preliminary Prospectus contained in the Registrant's Registration Statement on Form S-1 (File No. 333-118193), originally filed with the Securities and Exchange Commission on August 13, 2004 (the "Form S-1").

Item 2.    Exhibits.

  1.
  Amended and Restated Certificate of Incorporation of the Registrant (incorporated herein by reference to Exhibit 3.2 to Form S-1).

  2.
  Amended and Restated Bylaws of the Registrant (incorporated herein by reference to Exhibit 3.4 to Form S-1).

  3.
  Specimen common stock certificate (incorporated herein by reference to Exhibit 4.1 to Form S-1).

SIGNATURE

        Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

COMSTOCK HOMEBUILDING COMPANIES, INC.
By:	/s/ CHRISTOPHER CLEMENTE Name: Christopher Clemente Title: Chairman and Chief Executive Officer

Date: December 7, 2004

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SIGNATURE